EXHIBIT 10.7
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     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF (THESE
     "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION UNDER SUCH LAWS, TOGETHER WITH, IN CERTAIN CASES, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AGREEMENTS AS SET FORTH IN A STOCKHOLDERS AGREEMENT, AS AMENDED FROM TIME TO TIME, BY AND AMONG THE REGISTERED OWNER OF THIS CERTIFICATE, THE COMPANY AND CERTAIN OTHER HOLDERS OF SECURITIES OF THE COMPANY, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE SECRETARY OF THE COMPANY.

                                  DSL.NET, INC.
                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK

Date of Issuance: October 7, 2004                       Certificate No. ________

     THIS CERTIFIES THAT, for value received, [________________________] and its assigns are entitled to subscribe for and purchase [________] shares of duly authorized, validly issued, fully paid and nonassessable Common Stock ((the "Common Stock") as adjusted pursuant to Section 4 hereof, the "Shares") of DSL.NET, INC., a Delaware corporation (the "Company"), at the Change of Control Price (as defined below) per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein the term "Date of Grant" shall mean October 7, 2004. The term "Warrant" as used herein shall be deemed to include any warrants issued upon transfer or partial exercise of this Warrant unless the context clearly requires otherwise.

     This Warrant is one of the several warrants of like tenor (collectively, the "2004 Warrants") originally issued by the Company on October 7, 2004 representing in the aggregate the right to purchase 19,142,999 shares of the Company's Common Stock pursuant to the terms herein and therein.

     1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time, during the period immediately following the date of the consummation of a Qualifying Change of Control (as defined below) of the Company through July 18, 2006 (the "Exercise Period").

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     2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section
1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof only following a Qualifying Change of Control of the Company by
(a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased, or (c) exercise of the "net issuance" right provided for in Section 10.2 hereof, or (d) the tender of all or a portion of a Senior Secured Promissory Note issued by the Company pursuant to the Note and Warrant Purchase Agreement dated as of July 18, 2003 (the "Purchase Agreement") in a principal amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as practicable and, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant) within the time period required to settle any trade made by the holder after exercise of this Warrant. A "Qualifying Change of Control" of the Company shall mean: (1) an acquisition involving the Company and another entity or group of entities by means of any transaction or series of related transactions (including, without limitation, any reorganization, recapitalization, tender offer, merger or consolidation) if, following such transaction, the holders of the outstanding voting power of the Company prior to the transaction cease to hold, directly or indirectly, a majority of the outstanding voting power of the surviving entity or (2) a sale of all or substantially all of the assets of the Company; in each case resulting in a Change of Control Price (as defined below) in an amount per share less than the then applicable per share exercise price of the warrants (collectively, the "2003 Warrants") issued by the Company to the holder hereof and to other investors on August 12, 2003 or December 9, 2003. For purposes hereof, the amount of consideration per share of Common Stock payable to, or retained by, the holders of the issued and outstanding shares of Common Stock of the Company in a Qualifying Change of Control shall be deemed equal to the following (the "Change of Control Price"): (i) the per share consideration specified in the acquisition or other agreement governing such Qualifying Change of Control (the "Acquisition Agreement"), or, if the Qualifying Change of
Control is a transaction contemplated by clause (iii) below, the value per share of the Company's Common Stock as specified in the Acquisition Agreement, (ii) if the per share consideration is not specified in the Acquisition Agreement and consideration consists solely of common stock of the acquiring entity, the product

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resulting from the Fair Market Value of a share of such stock as determined pursuant to Section 10.2(c)(ii) hereof (with the Determination Date being the date prior to the public announcement of the Qualifying Change of Control transaction), multiplied by the per share exchange ratio set forth in the Acquisition Agreement, (iii) if the per share value of the Company's Common Stock is not specified in the Acquisition Agreement and the Common Stock of the Company held by the stockholders of the Company immediately prior to the Qualifying Change of Control continues to be held by such stockholders following such transaction, the Fair Market Value of a share of Common Stock determined pursuant to Section 10.2(c)(ii) hereof (with the Determination Date being the date prior to the public announcement of the Qualifying Change of Control transaction) or (iv) if clauses (i), (ii) or (iii) are not applicable, the Fair Market Value of the consideration on a per share basis as determined pursuant to
Section 10.2(c)(ii) hereof (with the Determination Date being the date prior to the public announcement of the Qualifying Change of Control transaction).

     3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), and subject to Section 9 of this Warrant, the Company, or such surviving corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (which, if not in substantially the form of this Warrant, shall be in form and substance satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the then unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock purchasable under this Warrant immediately preceding the consummation of such reclassification or merger. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes and mergers.

          (b)  Subdivision or Combination of Shares.

     (i) If the Company, at any time prior to a Qualifying Change of Control and while this Warrant remains outstanding and unexpired, shall subdivide (including by way of a stock dividend) or combine its outstanding shares of Common Stock, the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and proportionately decreased in the case of a combination.

     (ii) If the Company, at any time following a Qualifying Change of Control and while this Warrant remains outstanding and unexpired shall, subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

          (c) Stock Dividends and Other Distributions. If the Company at any time following a Qualifying Change of Control and while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to its Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution; or (ii) make any other distribution with respect to Common Stock (except any distribution specifically provided for in Sections 4(a) and 4(b)), then, in each such case, provision shall be made by the Company such that the holder of this Warrant shall receive upon exercise of this Warrant a proportionate share of any such dividend or distribution as though it were the holder of the Shares as of the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution.

          (d) Adjustment for Issuance of Shares of Common Stock Below Warrant Price. If following a Qualifying Change of Control, the Company shall issue, or be deemed to issue (as provided below), any additional shares of Common Stock other than Excluded Stock, as defined below ("Additional Shares of Common Stock"), for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such Additional Shares of Common Stock (excluding stock splits, stock dividends, combinations, reclassifications and capital reorganizations which are covered in Sections 4(a), 4(b) and 4(c) above), the Warrant Price shall be reduced concurrent with each such issuance to a price calculated as follows:

Adjusted Warrant Price = (Outstanding Stock x Warrant Price) + Additional Stock
                         ------------------------------------------------------
     Consideration
     -------------
     Outstanding Stock + No. of Additional Shares of Common Stock

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As used herein:

"Additional Stock Consideration" means the consideration received by the Company upon the issuance of the Additional Shares of Common Stock.

"Convertible Securities" means any evidence of indebtedness, shares or securities, in each case convertible into or exchange for Additional Shares of Common Stock.

"Excluded Stock" means; (a) securities issued, or deemed issued (as provided below), to directors, officers, employees or consultants of the Company or a subsidiary of the Company in connection with their service as directors of the Company or a subsidiary of the Company, their employment by the Company or a subsidiary of the Company or their retention as consultants by the Company or a subsidiary of the Company under the Company's Amended and Restated 1999 Stock Plan, the Vector Internet Services Inc. 1997 Stock Option Plan, the Vector Internet Services Inc. 1999 Stock Option Plan, the Company's 1999 Employee Stock Purchase Plan, the Company's Amended and Restated 2001 Stock Option and Incentive Plan, or that certain Stock Option Agreement dated April 15, 2004, between the Company and Kirby G. Pickle (the "Plans"), plus such additional number of shares issued or issuable to directors, officers, employees or consultants of the Company or a subsidiary of the Company under any amendment of the Plans, or under other plans, adopted or assumed by the Company with the approval of the Board of Directors of the Company, plus such number of shares of Common Stock which are repurchased by the Company from such persons pursuant to contractual rights held by the Company and at repurchase prices not exceeding the respective original purchase prices paid by such persons to the Company therefor; (b) shares of Common Stock issuable upon exercise of warrants outstanding as of the date hereof; (c) shares of Common Stock issued, or deemed issued (as provided below), pursuant to a merger, consolidation or stock or asset acquisition approved by the Company's Board of Directors; (d) shares of Common Stock issued as payment of interest in accordance with the terms of the Notes issued pursuant to the Purchase Agreement; (e) shares of Common Stock issued upon conversion of the Secured Minimum Borrowing Note and the Secured Revolving Note and exercise of the Common Stock Purchase Warrant, each issued by the Company to Laurus Master Fund, Ltd and dated August 31, 2004, and shares issued upon exercise of the Warrant to purchase up to 143,000 shares of Common Stock to be issued by the Company to TN Capital Equities, Ltd; and (f) the issuance, or deemed issuance, of securities of the Company for any purpose and in any amount as approved by the Company's Board of Directors, including the approval of (i) at least one of the VantagePoint Directors (as defined in the Second Amended and Restated Stockholders Agreement dated, as of July 22, 2004 among the Company and the Investors named therein (the "Stockholders Agreement")), if any, and (ii) the Warrant Investor Director (as defined in the Stockholders Agreement), if any.

"Options" means rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock or Convertible Securities.

"Outstanding Stock" means the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock issuable upon conversion or exercise of outstanding Convertible Securities (including this Warrant and all other warrants) immediately prior to the issuance of the Additional Shares of Common Stock; provided that the number of shares of Common Stock

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outstanding at any given time shall not include shares owned or held by or for the account of the Company.

No adjustment in the Warrant Price need be made if such adjustment would result in a change in the Warrant Price of less than $0.01. Any such adjustment which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in the Warrant Price. No adjustment in the Warrant Price of this Warrant shall be made in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for such Additional Shares of Common Stock issued or deemed to be issued (as provided below) by the Company is less than the Warrant Price then in effect on the date of, and immediately prior to, such issue, for this Warrant.

For purposes of making any adjustment required under this Section 4(d), the consideration received by the Company for any issue or sale of securities shall
(a) to the extent that it consists of cash be computed as the amount of cash received by the Company without deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale, (b) to the extent that it consists of property other than cash, be computed at the fair market value of that property as determined in good faith by the Board of Directors of the Company, and (c) if Additional Shares of Common Stock, Convertible Securities or right or Options are issued or sold together with other securities or other assets of the Company for a consideration which covers both, be computed (as provided in clauses (a) and (b) above) as the portion of the consideration so received that may be reasonably determined in good faith by the Company's Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or Options.

If the holders of a majority-in-interest of the warrants issued pursuant to the Purchase Agreement shall, in good faith, disagree with any determination made by the Board of Directors of the Company of the fair market value of any property (including without limitation any securities other than shares of Common Stock) pursuant to the warrants issued pursuant to the Purchase Agreement (such holders hereinafter referred to as the "Requesting Holders"), and such disagreement is in respect of property valued by the Board of Directors of the Company at more than $500,000, then the Requesting Holders may by written notice to the Company (an "Appraisal Notice"), given within 15 days after notice to the holders of the warrants issued pursuant to the Purchase Agreement following such determination, elect to contest such determination; provided, however, that the holders of the warrants issued pursuant to the Purchase Agreement may not seek appraisal or any determination of fair market value to the extent that the Company has received a fairness opinion or other appraisal from an independent appraiser selected by the Board of Directors of the Company (including the Warrant Investor Director, if any) in connection with the transaction giving rise to such determination. Within 15 days after an Appraisal Notice, the Company shall engage an Appraiser to make an independent determination of such fair market value (the "Appraiser's Determination"), and to deliver to the Company and the holder of this Warrant a report describing its methodology and results in reasonable detail within 15 days of such engagement. The Company and the holder of this Warrant shall be afforded reasonable opportunities to discuss the appraisal with the Appraiser. The Appraiser's Determination shall be final and binding on the Company and the holder of this Warrant, absent manifest error. The costs of conducting an appraisal, including all fees and expenses of the Appraiser, shall be borne one half by the Requesting Holders (among the Requesting Holders, pro

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rata according to the number of shares issuable upon exercise of outstanding warrants issued under the Purchase Agreement that are held by the Requesting Holders) and one half by the Company. "Appraiser" means an independent appraiser chosen by the Board of Directors of the Company with the consent of the Requesting Holder with the greatest number of shares of Common Stock issuable upon exercise of the warrants issued pursuant to the Purchase Agreement, which consent shall not be unreasonably withheld or delayed.

For purposes of the adjustment required under this Section 4(d), if at any time or from time to time after the Date of Grant, the Company issues or sells any Options or Convertible Securities, then in each case the Company shall be deemed to have issued at the time of the issuance of such Options or Convertible Securities the maximum number of Additional Shares of Common Stock (as set forth in the instruments relating thereto, giving effect to any provision contained therein for a subsequent upward adjustment of such number) issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares of Common Stock an amount equal to the total amount of consideration, if any, received by the Company for the issuance of such Options or Convertible Securities plus, in the case of such Options, the minimum amounts of consideration, if any (as set forth in the instruments relating thereto, giving effect to any provision contained therein for a subsequent downward adjustment of such consideration), payable to the Company upon the exercise of such Options and, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company upon the subsequent conversion of any such Convertible Security (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities). No further adjustment of the Warrant Price, adjusted upon the issuance of such Options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such Options or the conversion of any such Convertible Securities. If any such Options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Warrant Price adjusted upon the issuance of such Options or Convertible Securities shall be readjusted to the Warrant Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold for the consideration received by the Company for the granting of all such Options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which Convertible Securities are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Warrant Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Warrant Price then in effect hereunder shall forthwith be increased to the Warrant Price which would have

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been in effect at the time of such termination had such Option or Convertible
Securities, to the extent outstanding immediately prior to such termination, never been issued.

          (e) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter. In no event shall any further adjustment to the Warrant Price or number of shares issuable upon exercise of this Warrant be made pursuant to this
     Section 4(e) in connection with an event resulting in an adjustment in the Warrant Price and/or the number of Shares issuable upon exercise of this Warrant pursuant to Sections 4(a), (b), (c) or (d) of this Warrant.

     5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant at such holder's last known address.

     6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

7. Compliance with Securities Act;
Disposition of Warrant or Shares of Common Stock.

          (a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

     These securities have not been registered under the Securities Act of 1933, as amended, or any state securities laws. They may not be sold, offered for sale,

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     pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act and any applicable state securities laws or pursuant to an exemption under such laws, together with, in certain cases, an opinion of counsel reasonably satisfactory to the Company that such registration is not required.

     Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

     (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant, and will acquire the Shares issuable upon exercise of this Warrant, for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act; provided, however, that, subject to compliance with the terms of the Purchase Agreement, the Stockholders Agreement and applicable law, the disposition of such holder's property shall at all times be within its control.

     (2) The holder understands that neither this Warrant nor the Shares issuable upon exercise of this Warrant have been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

     (3) The holder further understands that this Warrant and the Shares issuable upon exercise of this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act and that the Company has no obligation to register this Warrant under the Act or to qualify this Warrant under any applicable state securities laws.

     (4) The holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

          (b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly

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

     as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (c) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer of, or grant of a security interest in, this Warrant (or the Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

     8. Rights as Shareholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company for which this warrant is then exercisable concurrently with the distribution thereof to the shareholders.

     9. Affirmative Covenants. The Company covenants to the holder that it will use commercially reasonable best efforts to cause any acquiring entity or group of entities in a Qualifying Change of Control transaction, in which the Company is not the surviving entity and in which the consideration paid in such transaction is not common stock, to assume this Warrant and all of the Company's obligations hereunder and, in such case, this Warrant shall become a warrant exercisable (A) at the new Warrant Price per share equal to the fair market value of one share of acquirer's common stock determined in accordance with
Section 10.2(c) (with the Determination

Date being the date prior to the public announcement of the Qualifying Change of Control transaction )(such price being the "Acquirer Stock Price"); and (B) for that number of shares of common stock of the acquirer equal to the number resulting from the product of (X) multiplied by (Y), where (X) equals the number of shares of Common Stock subject to this Warrant immediately prior to the Qualifying Change of Control and (Y) equals the quotient of (I) the Change of Control Price, divided by (II) the Acquirer Stock Price. The Company shall also use commercially reasonable efforts to cause the acquirer to provide registration rights in respect to the common stock issuable upon exercise of the new warrant as prescribed by Section 25 hereof. In the event that this Warrant is assumed by an acquiring entity or group of entities, thereafter, the term "Company" shall refer to the entity whose shares of common stock will be issuable upon exercise of this Warrant and the term "Common Stock" shall refer to such entity's common stock.

     10. Additional Rights.

          10.1 Notice of Corporate Action. In the event the Company proposes to:
(i) pay, distribute, or take a record of the holders of its Common Stock for the purpose of determining the holders thereof who are entitled to receive, any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock or any other securities or property, or (ii) consummate any capital reorganization, reclassification, recapitalization, consolidation, merger, transfer of all or substantially all of the Company's assets, dissolution, liquidation or winding-up, or any similar transaction, then, at least 10 days prior to the earlier of any applicable record date or such event, as the case may be, the Company shall mail to the holder of this Warrant a notice specifying: (a) the date or expected date on which any such payment or distribution is to be made or record is to be taken and the amount and character of any such dividend, distribution or right; (b) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation, winding-up or similar transaction is to take effect and any record date therefor; (c) the time as of which any holders of record of shares of Common Stock and/or any other class of securities shall be entitled to exchange their shares of Common Stock and/or other securities for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation, winding-up or similar transaction and a description in reasonable detail of such transaction; and (d) in each case, the expected effect on the Warrant Price of each such transaction or event. The Company shall update any such notice to reflect any change in the foregoing information.

          10.2 Right to Convert Warrant into Stock: Net Issuance.

          (a) Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 10.2 at any time or from time to time during the Exercise Period. Upon exercise of the Conversion Right with respect to a particular number of Shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

                                  X = B - A
                                      -----
                                        Y

         Where:    X   =   the number of shares of Common Stock to be issued
                           to the holder upon such exercise

                   Y   =   the fair market value of one share of Common Stock

                   A   =   the aggregate Warrant Price of the specified
                           number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right
                           (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price)

                   B   =   the aggregate fair market value of the
                           specified number of Converted Warrant Shares
                           (i.e., the number of Converted Warrant Shares multiplied by the fair market value of one
                           Converted Warrant Share)

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined).

          (b) Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A-1 or Exhibit A-2 hereto) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.2(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the Shares issuable upon exercise of the Conversion Right and, if applicable, a new Warrant evidencing the balance of the Shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

          (c) Determination of Fair Market Value. For purposes of this Section 10.2, "fair market value" of a share of Common Stock of the Company or a share of common stock of another corporation as of a particular date (the "Determination Date") shall mean:

          (i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

          (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

         (A) If traded on the American Stock Exchange or other securities exchange or the Nasdaq National Market, the fair market value of such security shall be deemed to be the average of the closing prices of such security on such exchange or market over the five trading days immediately prior to the Determination Date;

         (B) If traded on the Nasdaq Stock Market (other than the Nasdaq National Market) or other over-the-counter system, the fair market value of such security shall be deemed to be the average of the closing bid prices of such security over the five trading days immediately prior to the Determination Date; and

         (C) If there is no public market for such security or if the consideration being valued is other than common stock, then fair market value shall be determined by (i) mutual agreement of the holders of a majority-in-interest of the warrants issued pursuant to the Purchase Agreement who are then seeking to exercise their Conversion Rights (the "Converting Holders") and the Company or (ii) if no such mutual agreement can be reached within 15 days, then the higher of (a) the book value of a share of the Common Stock or such other consideration as determined by a firm of independent public accountants selected (within 10 days after the failure of the Company and the Converting Holders to reach mutual agreement) by the Board of Directors of the Company with the consent of the holders of the majority-in-interest of the warrants issued pursuant to the Purchase Agreement that are beneficially owned by Converting Holders, which consent shall not be unreasonably withheld or delayed, as at the last day of any month ending within 60 days preceding the date as of which the determination is to be made (such determination of the independent public accountant to be completed within 30 days after such independent public accountant is chosen by the Company and the Converting Holders) or (b) the fair value thereof determined in good faith by an independent appraiser (chosen within 10 days after the failure of the Company and the Converting Holders to reach mutual agreement by the Board of Directors of the Company with the consent of the Converting Holder exercising the Conversion Right with respect to the greatest number of shares, which consent shall not be unreasonably withheld or delayed) as of a date which is within 15 days of the date as of which the determination is to be made (such determination of the independent appraiser to be completed within 30 days after such independent appraiser is chosen by the Company and the Converting Holders); provided, that the determination of the Fair Market Value of any contingent or deferred consideration payable in connection with a Qualifying Change of Control shall be determined on a present value basis. The fees and expenses of any such independent public accountant or independent appraiser shall be borne one half by the Converting Holders (among the Converting Holders, pro rata according to the number of shares for which Conversion Rights are being exercised) and one half by the Company.

If closing prices or closing bid prices are no longer reported by a securities exchange or other trading system, the closing price or closing bid price shall be that which is reported by such securities exchange or other trading system at 4:00 p.m. New York City time on the applicable trading day.

          10.3 Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all of the Shares subject hereto and is otherwise exercisable pursuant to Section 1 hereof, and if the fair market value of one share of the Common Stock is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 10.2 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of Common Stock upon such expiration shall be determined pursuant to Section 10.2(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 10.3, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

     11. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

          (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws relating to bankruptcy, insolvency, the relief of debtors or creditors' rights generally and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

          (b) The Shares have been duly authorized and reserved for issuance by the Company as of the Date of Grant and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

          (c) The execution and delivery of this Warrant as of the Date of Grant, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof (i) are not and will not be, inconsistent with the Company's certificate of incorporation or by-laws, (ii) assuming the holder's representations to the Company set forth in Section 7(a) are true and complete, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, (iii) do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound, and
     (iv) assuming the holder's representations to the Company set forth in
     Section 7(a) are true and complete, do not and will not require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

          (d) As of the Date of Grant, there are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

     12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     13. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant with a copy to the General Counsel at the same address and with another copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110,
Attention: Mark H. Burnett, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties

     14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger or consolidation and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and permitted assigns of the holder hereof.

     15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

     17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

     18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

     19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     20. No Impairment of Rights. The Company will not, by amendment of its certificate of incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     21. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

     22. Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

     23. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

     24. Stockholder Approval. Notwithstanding any provision in this Warrant to the contrary, the holder of this Warrant hereby acknowledges and agrees that all obligations of the Company and all rights of the holder hereunder shall be of no force or effect unless and until this Warrant and the issuance of shares of Common Stock upon exercise of this Warrant shall have been approved by the stockholders of the Company. The Company covenants to recommend to, and solicit the approval of, the Company's stockholders of the issuance of this Warrant and the shares of Common Stock issuable upon exercise hereof at the next regularly scheduled meeting of the stockholders of the Company. Notwithstanding the foregoing, in the event that the Company calls a special stockholders meeting to be held prior to the next regularly scheduled meeting of stockholders for the purpose, among other things, of authorizing or approving any Qualifying Change of Control transaction, the Company covenants to include in its proxy statement for such meeting its recommendation and solicitation of stockholder approval at such special meeting of the issuance of this Warrant and the shares of Common Stock issuable upon exercise hereof.

     25. Registration Rights. The shares of Common Stock issued, to be issued or issuable upon exercise of the this Warrant shall carry with them and afford to the holder thereof all of the registration rights provided to holders of "Registrable Securities" under, and as defined in, Article III of the Amended and Restated Stockholders Agreement (the "Stockholders Agreement") dated as of July 22, 2004, by and among the Company, the holder of this Warrant and the other parties thereto, as if such shares were deemed Registrable Securities thereunder, subject to any limitation on participation in any piggy-back registration in respect to any registration rights granted by the

Company in respect to shares of its Common Stock pursuant to any agreement executed prior to the date hereof that, by its terms, would not permit the inclusion of the shares of Common Stock issuable upon exercise of this Warrant in a registration statement filed pursuant to such agreement. Notwithstanding the forgoing, demand registration rights may only be exercised by one or more holders of at least 50% of the shares of Common Stock issued, to be issued or issuable upon exercise of the 2004 Warrants.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by its duly authorized officer and to be dated as of the Date of Grant set forth on the first page to this Warrant.

                                   DSL.NET, INC.


                                   By: /s/ Robert J. DeSantis
                                       ----------------------------
                                   Name:  Robert J. DeSantis
                                   Title: Chief Financial Officer
                                   Address: 545 Long Wharf Drive, 5th Floor
                                            New Haven, CT  06511

ACCEPTED AND AGREED TO BY:
-------------------------


By: _____________________

Name: ___________________

Title: __________________

Address: ________________

                                   EXHIBIT A-1
                               NOTICE OF EXERCISE

TO: DSL.NET, INC. (the "Company")

1. The undersigned hereby:

|_| elects to purchase shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

|_| elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to shares of ---- Common Stock.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

________________________________
(Name)

________________________________
________________________________
(Address)

3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.



________________________________
(Signature)

________________________________
(Date)

                                   EXHIBIT A-2
                               NOTICE OF EXERCISE

TO:  DSL.NET, INC. (the "Company")

1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S, (File No. ______________) which was filed with the Securities and Exchange Commission on ____________, 20__, the undersigned hereby:

|_| elects to purchase ________ shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

|_| elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to Shares of ________ Common Stock.

2. Please deliver to the custodian for the selling shareholders a stock certificate representing such ________ shares.

3. The undersigned has instructed the custodian for the selling shareholders to deliver to the Company $ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

________________________________
(Name)

________________________________
________________________________
(Address)

________________________________
(Date)







                                       A-3